This Warrant and the Common Stock issuable on exercise of this
            Warrant (the "Underlying Shares") may be transferred, sold, assigned or hypothecated, only if registered by the Company under the Securities Act of 1933 (the "Act") and if registered or qualified in every applicable state, or if the Company has received the favorable opinion of counsel to the Holder, which opinion and counsel shall be satisfactory to counsel to the Company, to the effect that such registration or qualification of the Warrant or the Underlying Shares is not necessary in connection with such transfer, sale, assignment or hypothecation.

                               EA INDUSTRIES, INC.

                                     WARRANT

                          DATED: as of January 22, 1997

Number of Shares:  50,000

Holder:            Millenco L.P.

Address:           111 Broadway, 20th Floor
                   New York, NY 10006

--------------------------------

      THIS CERTIFIES THAT the Holder is entitled to purchase from EA INDUSTRIES, INC., a New Jersey corporation (hereinafter called the "Company"), at $1.50 per share the number of shares of the Company's common stock set forth above ("Common Stock").

      1. All rights granted under this Warrant shall expire on July 20, 1999, and no shares of Common Stock may be acquired under this Warrant from and after such date.

      2. This Warrant and the Common Stock issuable on exercise of this Warrant (the "Shares" or "Underlying Shares") may be transferred, sold, assigned or hypothecated, only if registered by the Company under the Securities Act of 1933 (the "Act") and registered and qualified in every applicable state or if the Company has received the opinion of counsel to the Holder, which opinion and counsel shall be satisfactory to counsel to the Company, to the effect that registration of the Warrant or the Underlying Shares and registration and qualification in every applicable state is not necessary in connection with such transfer, sale, assignment or hypothecation. The Underlying Shares shall be appropriately legended to reflect this restriction and stop transfer instructions shall apply. The restrictions on transfer contained in this Section shall apply to all successive transfers.

      3. Any permitted assignment of this Warrant shall be effected by the Holder by (i) executing an appropriate form of assignment, (ii) surrendering the Warrant for cancellation at the office of the Company, accompanied by the opinion of Counsel referred to above; and (iii) unless in connection with an effective registration statement which covers the sale of this Warrant and or the Underlying Shares, delivery to the Company of a statement by the Holder (in a form reasonably acceptable to the Company and its counsel) that such Warrant is being acquired by the Holder for investment and not with a view to its distribution or resale; whereupon the Company shall issue, in the name or names specified by the Holder (including the Holder) new Warrants representing in the aggregate rights to purchase the same number of Shares as are purchasable under the Warrant surrendered. Such Warrants shall be exercisable immediately upon any such assignment of the number of Warrants assigned.

      4. The term "Holder" should be deemed to include any transferee Holder of this Warrant pursuant to a transfer in compliance with the requirements described herein.

      5. The Company covenants and agrees that all shares of Common Stock which may be issued upon exercise hereof will, upon issuance, be duly and validly issued, fully paid and non-assessable.

      6. This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.

      7. In the event that the outstanding shares of Common Stock of the Company are at any time increased or decreased or changed into or exchanged for a different number or kind of share or other security of the Company or of another corporation through reorganization, merger, consolidation, liquidation, recapitalization, stock split, combination of shares or stock dividends payable with respect to such Common Stock, appropriate adjustments in the number and kind of such securities then subject to this Warrant shall be made effective as of the date of such occurrence so that the position of the Holder upon exercise will be the same as it would have been had he owned immediately prior to the occurrence of such events the Common Stock subject to this Warrant. Such adjustment shall be made successively whenever any event listed above shall occur and the Company will notify the Holder of the Warrant of each such adjustment. Any fraction of a share resulting from any adjustment shall be eliminated.

      8. The rights represented by this Warrant may be exercised at any time within the period above specified by (i) surrender of this Warrant, before issuance of the Underlying Shares, at the principal executive office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company); (ii) payment to the

Company by check or wire transfer of the exercise price for the number of Shares specified in the above-mentioned purchase form together with applicable stock transfer taxes, if any and (iii) unless in connection with an effective registration statement which covers the sale of the shares underlying the Warrant, the delivery to the Company of a statement by the Holder (in a form acceptable to the Company and its counsel) that such Shares are being acquired by the Holder for investment and not with a view to their distribution or resale. The certificates for the Common Stock so purchased shall be delivered to the Holder within a reasonable time, not exceeding five (5) days, after the rights represented by this Warrant shall have been so exercised, and shall bear a restrictive legend with respect to any applicable securities laws.

      9. If the Company proposes to file a registration statement under the Act with respect to an offering by the Company for its own account of its Common Stock (other than a registration statement on Form S-4, S-8 or S-14 or any form substituting therefor or filed in connection with an exchange offer or an offering of securities solely to the Company's existing stockholders or employees) during the period commencing on the date hereof and ending on expiration of this Warrant, the Company shall in each case give written notice of such proposed filing to the Holder and such notice shall offer the Holder the opportunity to register such number of the Shares as the Holder may request in writing within ten days after receipt of such notice. If such offering is an underwritten offering, the amount of shares included by Holder may be reduced in the sole discretion of the managing underwriter. In connection with a piggy-back registration, the Company will bear all Registration Expenses. The Holder shall deliver such documents, and provide the Company with such information, as is necessary or desirable to effectuate such registration

      10. If a registration statement covering the Shares has not been declared effective on or before July 20, 1997 so as to permit the disposition of all Shares that have been or may be acquired hereunder and the Holder has not waived its rights to have Shares included in any prior registration statement filed by the Company, the Holder shall have the right to demand that the Company repurchase the Warrant. This right shall be exercisable by written notice to the Company anytime between July 20, 1997 and the earlier of April 20, 1998 or the date such registration statement has been declared effective. The price to be paid by the Company for the Warrant shall be (a) the weighted average price per Share of the Common Stock of the Company as reported by Bloomberg Business Services in its Volume At Price service for the day on which the Company receives such notice or the next succeeding business day if the NYSE is not open for business on that day less the exercise price for the Warrant Shares multiplied by (b) the number of Shares for which the Warrant is then exercisable. The purchase price shall be paid by the Company within three (3) days after receipt by the Company of such demand.

      11. This Warrant shall be governed by and construed in accordance with the internal laws of New Jersey.

      IN WITNESS WHEREOF, EA INDUSTRIES, INC. and the Holder have each caused this Warrant to be signed by its duly authorized officer under its corporate seal, and to be dated as of the date set forth above.

                                                     EA INDUSTRIES, INC.


                                                     By:_______________________


                                                     MILLENCO L.P.


                                                     By:_______________________